Fourth Quarter 2022 Earnings Conference Call 1/17/2023 HANCOCK WHITNEY Exhibit 99.2

This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations of our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, loan growth expectations, management’s predictions about charge-offs for loans, the impact of the COVID-19 pandemic on the economy and our operations, the impacts related to Russia’s military action in Ukraine, Federal Reserve action with respect to interest rates, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the ongoing impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating and cost reduction initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, the financial impact of regulatory requirements and tax reform legislation, the impact of the change in the reference rate reform, deposit trends, credit quality trends, the impact of natural or man-made disasters, the impact of PPP loans and forgiveness on our results, the impact of current and future economic conditions, including the effects of declines in the real estate market, high unemployment, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook," or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in other periodic reports that we file with the SEC. Important cautionary statement about forward-looking statements HNCOCK WHITNEY 2

Non-GAAP Reconciliations & Glossary of Terms Throughout this presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk, "*", are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those non-GAAP measures to the comparable GAAP measure are included in the appendix to this presentation. The earnings release, financial tables and supporting slide presentation can be found on the company’s Investor Relations website at investors.hancockwhitney.com. AFS – Available for sale securities ACL – Allowance for credit losses Annualized – Calculated to reflect a rate based on a full year AMBR – Ameribor Unsecured Overnight Rate AOCI – Accumulated other comprehensive income ARM – Adjustable Rate Mortgage B – Dollars in billions beta – repricing based on a change in market rates bps – basis points BOLI – Bank-owned life insurance BSBY – Bloomberg Short-Term Bank Yield Index C&D – Construction and land development loans CET1 – Common Equity Tier 1 Ratio Core Loans - Loans excluding PPP activity COVID-19 – Pandemic related virus CRE – Commercial real estate DDA – Noninterest-bearing demand deposit accounts (e) – estimated *Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items EOP – End of period EPS – Earnings per share Excess liquidity - deposits held at the Fed plus investment in the bond portfolio above normal levels Fed - Federal Reserve Bank FF – Federal Funds FHLB – Federal Home Loan Bank FTE – Full time equivalent FV – Fair Value HFS – Held for sale HTM – Held to maturity securities ICRE – Income-producing commercial real estate IRR – Interest rate risk LIBOR – London Inter-Bank Offered Rate Line Utilization - represents the used portion of a revolving line resulting in a funded balance for a given portfolio; credit cards, construction loans (commercial and residential), and consumer lines of credit are excluded from the calculation Linked-quarter (LQ) – current quarter compared to previous quarter LQA – Linked-quarter annualized M&A – Mergers and acquisitions MM – Dollars in millions MMDDYY – Month Day Year NII – Net interest income *NIM – Net interest margin (TE) NPA – Nonperforming assets NPL – Nonperforming loans OCI – Other comprehensive income OFA – Other foreclosed assets *Operating – Financial measure excluding nonoperating items *Operating Leverage – Operating revenue (TE) less operating expense; also known as PPNR ORE – Other real estate PF – Public Funds *PPNR – Pre-provision net revenue (operating); also known as operating leverage PPP – SBA’s Paycheck Protection Program related to COVID-19 ROA – Return on average assets ROTCE – Return on tangible common equity SBA – Small Business Administration SBIC – Small business investment company SOFR – Secured Overnight Financing Rate S1 – Stronger Near-term Growth S2 – Slower Near-term Growth TCE – Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets) *TE – Taxable equivalent (calculated using the current statutory federal tax rate) XHYY – Half Year XQYY – Quarter Year Y-o-Y – Year over year HNCOCK WHITNEY 3

Corporate Profile $35.2 billion in Total Assets $23.1 billion in Total Loans $29.1 billion in Total Deposits CET1 ratio 11.37%(e) Tangible Common Equity (TCE) ratio 7.09% $4.2 billion in Market Capitalization 177 full service banking locations and 226 ATMs across our footprint Approximately 3,600 (FTE) employees corporate-wide Moody’s long-term issuer rating: Baa3; outlook stable S&P long-term issuer rating: BBB; outlook stable Ranked in top 100 Best Banks in America by Forbes Recognized for top client satisfaction ranking by J.D. Power Earned top customer service marks with Greenwich Excellence Awards Diversity, equity and inclusion (DEI) are fundamental to the spirit of HWC’s purpose, mission and values HWC Nasdaq Listed HNCOCK WHITNEY 4 As of December 31, 2022

Fourth Quarter 2022 Highlights Net income totaled $143.8 million, or $1.65 per diluted share, up $8.4 million, or $0.10 per share, linked quarter Pre-provision net revenue (PPNR)* totaled $185.0 million, up $10.3 million, or 6%, linked-quarter Total loan growth of $528.5 million, or 9% LQA, exceeded expectations (See slide 7) Criticized commercial loans, down slightly, linked-quarter; nonperforming loans, also decreased slightly and both remain at historical low levels (See slide 9) ACL coverage remained strong at 1.48% (See slide 10) Deposits increased $119.1 million, or 2% LQA (See slide 12) NIM increased 14 bps to 3.68% (See slide 13) CET1 ratio estimated at 11.37%, up 27 bps; TCE ratio 7.09%, up 36 bps (See slide 17) Efficiency ratio improved to 49.81% ($s in millions; except per share data) 4Q22 3Q22 4Q21 Net Income $143.8 $135.4 $137.7 Provision for credit losses 2.5 1.4 (28.4) Nonoperating income items, net ─ ─ (4.9) Earnings Per Share – diluted $1.65 $1.55 $1.55 Return on Assets (%) (ROA) 1.65 1.56 1.53 Return on Tangible Common Equity (%) (ROTCE) 24.64 21.58 20.13 Net Interest Margin (TE) (%) 3.68 3.54 2.80 Net Charge-offs (recoveries) (%) 0.02 0.02 0.01 CET1 Ratio (%) 11.37(e) 11.10 11.09 Tangible Common Equity (%) 7.09 6.73 7.71 Pre-Provision Net Revenue (TE)* $185.0 $174.7 $134.2 Efficiency Ratio (%) 49.81 51.62 56.57 *Non-GAAP measure: see appendix for non-GAAP reconciliation

2022 Highlights Net income of $524.1 million, or $5.98 per diluted share, up $60.9 million, or $0.76 per share, compared to 2021 Operating pre-provision net revenue (PPNR)* totaled $641.1 million, up $103.5 million, or 19%, compared to 2021 Negative provision for credit losses of $28.4 million in 2022 compared to a negative provision for credit losses of $77.5 million in 2021 Core EOP loan growth of $2.5 billion, or 12%, was partially offset by $492 million in net PPP loan forgiveness, resulting in an overall increase in total loans of $2.0 billion Deposits decreased $1.4 billion, or 5%, mainly attributed to runoff of stimulus funding and Hurricane Ida recovery proceeds added in 2021 Criticized commercial loans and nonperforming loans remained at historically low levels throughout the year NIM increased 31 bps to 3.26% driven mainly by increasing rates and a change in the mix of earning assets *Non-GAAP measure: see appendix for non-GAAP reconciliations. ($s in millions; except per share data) 2022 2021 Net Income $524.1 $463.2 Provision for credit losses (28.4) (77.5) Nonoperating expense items, net ─ 35.9 Earnings Per Share – diluted $5.98 $5.22 Return on Assets (%) (ROA) 1.49 1.32 Return on Tangible Common Equity (%) (ROTCE) 21.07 17.74 Net Interest Margin (TE) (%) 3.26 2.95 Net Charge-offs (%) 0.01 0.15 CET1 Ratio (%) 11.37(e) 11.09 Tangible Common Equity (%) 7.09 7.71 Pre-Provision Net Revenue (TE)* $641.1 $537.6 Efficiency Ratio (%) 52.93 57.29

Loans totaled $23.1 billion, up $528.5 million, or 9% LQA Improving line utilization contributed to growth in most markets and lines of business; increase in mortgage driven by one-time close product Tailwinds and headwinds to future loan growth: Tailwinds: Continued improvement in utilization rates Headwinds: Amortizing only indirect portfolio Limiting growth in CRE Potential economic slowdown Higher than expected level of payoffs Quarterly Loan Growth Exceeded Expectations Bar Chart

Yield on New Loans Reflects High Rates $ in millions * Excluding PPP loans New Loan Yield - Fixed 3.40% 3.73% 3.62% 4.45% 5.28% 5.95% New Loan Yield - Variable 2.94% 2.94% 2.92% 3.25% 4.79% 6.40%

Criticized Commercial Loans, NPLs Remain Near Historically Low Levels Criticized commercial loans totaled $302 million, or 1.64% of total commercial loans, at December 31, 2022, slightly down, linked-quarter Nonperforming loans totaled $41 million, or 0.18% of total loans, at December 31, 2022, relatively flat linked-quarter 1.68% 0.28% 1.68% Total Loans $21,134 $21,323 $21,846 $22,586 $23,114 Total Commercial Loans 17,127 17,303 17,660 18,166 18,444 Criticized Commercial Loans 287 282 281 304 302 Total Nonperforming Loans 59 45 40 42 41 1.63% 0.21% 1.59% 0.19% 0.19% 1.64% 0.18% $700 $600 $500 $400 $300 $200 $100 $0 3Q20 4Q20 1Q21 2Q21 3Q21 HNCOCK WHITNEY 12 Includes PPP loans $ in millions

Solid Asset Quality Metrics, Low Net Charge-offs, Strong Reserve Provision for the quarter of $2.5 million, reflects $1.0 million of net charge-offs and a reserve build of $1.5 million Weighting applied to Moody's December 2022 economic scenarios was 25% baseline and 75% slower growth (S2); scenario weightings unchanged over last three quarters Given inflation levels and recession concerns, scenario mix and weighting captures greater potential for slower near term economic growth than provided for in the baseline scenario Net Charge-offs Reserve Build Total Provision  ($s in millions) 4Q22 3Q22 4Q22 3Q22 4Q22 3Q22 Commercial ($1.2) ($0.3) ($0.1) ($0.9) ($1.3) ($1.2) Mortgage (0.2) (0.9) 1.5 2.4 1.3 1.5 Consumer 2.4 2.5 0.1 (1.4) 2.5 1.1 Total $1.0 $1.3 $1.5 $0.1 $2.5 $1.4 12/31/2022 9/30/2022 Portfolio ($ in millions) Amount % of Loan and Leases Outstanding Amount % of Loan and Leases Outstanding Commercial $247 1.34% $247 1.36% Mortgage 32 1.05% 31 1.09% Consumer 28 1.78% 28 1.79% Allowance for Loan and Lease Losses $307 1.33% $306 1.36% Reserve for Unfunded Lending Commitments 34 --- 34 --- Allowance for Credit Losses $341 1.48% $340 1.50%

Securities Portfolio Positioned for Rising Rates Securities portfolio (excluding unrealized losses) totaled $9.2 billion, up $2.4 million AFS/HTM mix 69% AFS, 31% HTM at 12/31/22 To reduce OCI volatility and provide flexibility to reposition and/or reprice the hedged assets in a changing rate environment, we have $716 million of FV hedges on $783 million of bonds, or 13% of AFS securities Yield 2.29%, up 12 bps linked-quarter; portfolio yield was 2.31% in December 2022 Purchases during 4Q22 of $144 million at yield of 4.64% mostly from the reinvestment of bond portfolio runoff Terminated $219 million in FV hedges during 4Q22 (will increase the asset yield on the underlying assets) Unrealized net losses on AFS portfolio of $797.8 million and $875.5 million at December 31, 2022 and September 30, 2022, respectively Premium amortization totaled $8.8 million, down $1.2 million linked-quarter Effective duration remains stable at 4.87 years at December 31, 2022 compared 4.93 at September 2022 Securities Portfolio Mix 12/31/20 $s in millions CMBS $2,873 41% CMO $513 7% U.S. Agencies and other $219 3% RMBS $2,582 36% Munis $936 13% HNCOCK WHITNEY 15 Bar chart,pie chart

Seasonality Drives Growth; Higher Rates Drive Slight Shift in Mix Total deposits of $29.1 billion, up $119.1 million, or 2% LQA Decrease in non-interest bearing DDA primarily due to commercial clients deploying excess liquidity into working capital Decrease in interest-bearing money market and savings mostly due to a shift into higher rate products Increase in public fund deposits primarily related to expected seasonal inflows which typically begin to runoff in the first quarter of each year Increase in time deposits related to competitive rates offered on certain certificates of deposit DDAs comprised 47% of total period-end deposits Total Deposits 12/31/20 $s in millions Time Deposits (retail) $1,835 7% Time Deposits (brokered) $14 ― Interest-bearing public funds $3,235 12% Interest-bearing transaction & savings $10,414 37% Noninterest bearing $12,200 44% $s in billions Avg Qtrly Deposits LQA EOP growth $28.0 $26.0 $24.0 $22.0 $20.0 $18.0 $16.0 1Q20 $24.3 20% 2Q20 $26.7 37% 3Q20 $26.8 -4% 4Q20 $27.0 10% 1Q21 $27.0 10% HNCOCK WHITNEY 15 Bar chart,pie chart Avg Quarterly Deposits Mix

Net interest margin (NIM) 3.68%, up 14 bps linked-quarter Net interest income (TE) increased $15.2 million, or 5%, linked-quarter, driven by increasing rates and a change in the mix of earning assets For every additional 25 bp increase in Fed Funds our NIM could widen 1-2 bps; expect NIM to peak when the Fed ceases rate increases Deposit betas key to future NIM levels Continuation of hedging strategy designed to extend duration December 2022 NIM 3.69% Loan Yield 5.34% Cost of Deposits 0.66% Widening NIM Reflects Fed Rate Increases, Change in EA Mix Cost of Deposits (Quarter) 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% Mar-20 Apr-20 May-20 Jun 20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Mar-21e .59% .41% .33% .29% .25% .21% .20% .19% .17% .17% .13% 3.40% 3.30% 3.20% 3.10% 3.00% 2.90% 2.80% 3Q20 NIM (TE) Impact of Securities Portfolio Purchase/Premium amortization Impact of change in earnings asset mix Lower cost of deposits Net impact of interest reversals and recoveries/loan fees accretion 4Q20 NIM (TE) 0.02% 0.06% 0.05% 0.02% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 4Q19 1Q20 2Q20 3Q20 4Q20 4.69% 3.43% 2.56% 0.76% 4.56% 3.41% 2.53% 0.67% 4.04% 3.23% 2.47% 0.38% 3.95% 3.23% 2.31% 0.30% 3.99% 3.22% 2.23% 0.25% Loan Yield Securities Yield Cost of Fund NIM HNCOCK WHITNEY 18 Line chart

Loans Loans totaled $23.1 billion at December 31, 2022 41% fixed, 59% variable (includes hybrid ARMs) 33% ($4.5 billion) of variable loans are LIBOR-based 30% ($4.1 billion) of variable loans tied to Wall Street Journal Prime 29% ($3.9 billion) of variable loans tied to SOFR 6% ($848 million) of variable loans tied to AMBR 2% ($207 million) of variable loans tied to BSBY Securities 4Q22 purchases of $144 million ($20 million with excess liquidity and $124 million in reinvestment of runoff on bond portfolio) at an average yield of 4.64% Expect runoff from bond portfolio to begin funding loan growth as needed in 2023 Swaps/Hedges (See slide 29 for more information) $2.1 billion of active receive fixed/pay 1 month LIBOR/SOFR swaps designated as Cash Flow Hedges on the balance sheet; extends asset duration $716 million of pay fixed/receive Fed Effective swaps designated as Fair Value Hedges on $783 million of securities; provides OCI protection and flexibility to reposition and/or reprice the hedged assets in a changing rate environment Deposits Deposits totaled $29.1 billion at December 31, 2022 84% of deposits are low-interest (MMDA, savings) or noninterest bearing (DDA) Shift in deposit mix as interest rates begin to rise Rate Betas Rate Floors Floor Rate Balance * Balance Cumulative 25-49 bps $670 million $670 million 50-74 bps $804 million $1.5 billion 75-99 bps $546 million $2.0 billion 100-150 bps $1.8 billion $3.8 billion > 150 bps $172 million $4.0 billion IRR Sensitivity Table HWC (Hedges Removed) As of 4Q21 As of 4Q21 Peers * Immediate 100 bps 7.3% 8.4% 7.3% Gradual 100 bps 3.2% 3.6% 4.3% Deposits $ in millions Time Deposits $1,129 4% Interest-bearing public funds $3,295 11% Interest-bearing transaction & savings $11,650 38% Noninterest bearing $14,393 47% Focused on IRR Sensitivity, NIM Stabilization IRR Sensitivity Table     HWC   HWC (Hedges Removed)   As of 4Q22 As of 4Q22 Immediate +100 bps 3.4% 4.9% Immediate -100 bps -3.8% -5.2% Gradual +100 bps 1.4% 2.1% Gradual -100 bps -1.5% -2.2% 1Q22- 2Q22 2Q22- 3Q22 3Q22- 4Q22 * Cycle to date (1Q22-4Q22) Deposit Betas 3% 8% 21% 13% Loan Betas 24% 45% 43% 40% * Excluding PF deposits, 4Q22 Deposit beta was 14%

Reduced Specialty Income Drives Decline in Overall Fees Noninterest income totaled $77.1 million, down $8.3 million, or 10% linked-quarter Decrease in service charges was primarily related to certain NSF/OD fees eliminated effective December 1, 2022 Decline in secondary mortgage fees due to lower activity driven by current rate environment Decline in other noninterest income is primarily related to a lower level of specialty fees (i.e., BOLI, derivatives and SBIC) Noninterest Income Mix 12/31/22 $s in millions Lower Mortgage, Specialty Income Partly Offset by Higher Service Fees Noninterest income totaled $82.4 million, down $1.3 million, or 2% linked-quarter Service charges and bank card & ATM fees up primarily due to increased activity, although lower than pre-pandemic levels Secondary mortgage fees continue to be impacted by the favorable rate environment, albeit a lower level of refinance activity compared to previous quarters Other income decrease related to lower levels of specialty income (BOLI) in 4Q20 partially offset by higher derivative income Expect 1Q21 fee income to be down related to anticipated lower levels of specialty income and secondary mortgage fees Secondary Mortgage Fees $11.5 14%Other $12.8 16% Noninterest Income Mix 12/31/20 $s in millions Service Charges on Deposit $19.9 24% Investment & Annuity and Insurance $5.8 7% Trust Fees $14.8 18% Bank Card & ATM Fees $17.6 21% 3Q20 NON INTEREST INCOME SERVICE CHARGES ON DEPOSIT accounts bank card & atm fees investment & annuity income and insurance trust fees secondary mortgage fees other 4q20 Non interest income Pie chart

Expenses Remained Relatively Flat in Most Categories Noninterest expense totaled $190.2 million, down $3.3 million, or 2% linked-quarter Decrease in other expenses primarily due to storm-related gains Noninterest Expense Mix 12/31/22 $s in millions A Focus on Expense Control; More Initiatives Underway Noninterest expense totaled $193.1 million, down $2.7 million, or 1% LQ Decline in personnel expense related to savings from efficiency measures taken to-date, including staff attrition and recent financial center closures Increase in other expenses mainly related to nonrecurring hurricane expense and branch closures Expense reduction initiatives to-date Closed 12 financial centers in 4Q20 8 additional financial centers closures announced in 1Q21 Ongoing branch rationalization reviews Closed Wealth Management trust offices in the NE corridor FTE down 210 compared to June 30, 2020 through staff attrition and other initiatives Early retirement package offered to select employees in 1Q21 Expect 1Q21 expenses to be flat as efficiency initiatives continue and offset typical beginning of the year increases; does not include nonrecurring charges for certain initiatives (i.e. early retirement) Operating Revenue, Operating Expense & Efficiency Ratio

Remain Well Capitalized, TCE Impacted By OCI CET1 ratio estimated at 11.37%, up 27 bps linked-quarter TCE ratio 7.09%, up 36 bps LQ Tangible net earnings +44 bps Impact of OCI +12 bps Higher tangible assets -13 bps Dividends -7 bps No shares repurchased during 4Q22 Will continue to manage capital in the best interests of the Company and our shareholders; our priorities are: Organic growth Dividends Buybacks M&A Tangible Common Equity Ratio Leverage (Tier 1) Ratio CET1 Ratio and Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio December 31, 2022 7.09% 9.53%(e) 11.37%(e) 12.93%(e) September 30, 2022 6.73% 9.27% 11.10% 12.67% June 30, 2022 7.21% 8.68% 11.08% 12.70% March 31, 2022 7.15% 8.38% 11.12% 12.82% December 31, 2021 7.71% 8.25% 11.09% 12.84% (e) Estimated for most recent period-end Capital Rebuild Continues After 1H20 De-Risking Activities TCE ratio 7.64%, up 11 bps LQ (7.99% excluding PPP loans) Tangible net earnings +34 bps Change in tangible assets/additional excess liquidity -10 bps Dividends -7 bps Change in OCI & other -6 bps CET1 ratio 10.70%, up 40 bps linked-quarter Intend to pay quarterly dividend in consultation with examiners; board reviews dividend policy quarterly Buybacks on hold Tangible Common Equity Ratio Leverage (Tier 1) Ratio CET1 Ratio and Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio December 31, 2020 7.64% 7.87%(e) 10.70%(e) 13.31%(e) September 30, 2020 7.53% 7.70% 10.30% 12.92% June 30, 2020 7.33% 7.37% 9.78% 12.36% March 31, 2020 8.00% 8.40% 10.02% 11.87% December 31, 2019 8.45% 8.76% 10.50% 11.90% (e) Estimated for most recent period-end; effective March 31, 2020 regulatory capital ratios reflect the election to use the five-year CECL transition rules

2023 Forward Guidance

	2022 Actual	FY 2023 Outlook
Loans (EOP)	$23.1B	Expect EOP loan growth in the range of low to mid single digits from $23.1B at 12/31/22
Deposits (EOP)	$29.1B	Expect EOP deposit growth in the range of flat to low single digits from $29.1B at 12/31/22; likely will utilize cash flows of approximately $600MM from securities portfolio to help fund loan growth in 2023
Operating Pre-Provision, Net Revenue (PPNR)	$641.1MM	Expect PPNR to be up 13%-18% from FY22 ($641.1MM); assumes full expense guidance
Reserve for Credit Losses	$341.1MM or 1.48% of total loans	Future assumptions in economic forecasts and any change in our own asset quality metrics will drive level of reserves; expect low to modest charge-offs and provision in 1Q23
Noninterest Income	$331.5MM	Expect noninterest income to be up 3%-4% from FY22 ($331.5MM); consistent with previous guidance, includes loss of NSF/OD fess projected at $10 to $11MM for FY23
Noninterest Expense	$750.7MM	Expect operating expense to be up 6%-7% from FY22 ($750.7MM) or up 4%-5% excluding increases in pension expense & FDIC assessment
Effective Tax Rate	20.5%	Approximately 21%
Efficiency Ratio	52.93% (4Q22 49.81%)	Expect to maintain ratio below 52.50% for FY23; assumes full expense guidance

Current Corporate Strategic Objectives (CSOs) (updated annually)	3 Year Objective (4Q25)*	4Q22 Actual	2022 Actual
ROA	≥ 1.55%	1.65%	1.49%
TCE	≥ 8%	7.09% (9.17% excl AOCI)**	7.09% (9.17% excl AOCI)**
ROTCE	≥ 18%	24.64% (18.22% excl AOCI)**	21.07% (17.65% excl AOCI)**
Efficiency Ratio	≤ 50%	49.81%	52.93%

* Assumed Fed Funds Rate:
- 4Q23 4.75%
- 4Q24 3.50%
- 4Q25 3.00%

**Non-GAAP measure: see slide 26 for non-GAAP reconciliation

See additional information on NIM guidance on Slide 13

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Positioned Well For Today’s Economic Environment Balance sheet de-risked in early 2020 Credit metrics continue at historically low levels Robust ACL at 1.48% of loans Solid capital levels Significant efficiency initiatives executed in 2020/2021 Technology projects focused on scalability and effectiveness Market disruption(s) from M&A lead to opportunities Favorable deposit mix (47% DDA) Current hedge positions provide NII support and extend asset duration Focus on growing relationships with recently hired bankers in growth markets Proven ability to proactively manage expenses

Appendix and Non-GAAP Reconciliations Appendix and Non-GAAP Reconciliations CHANCOCK WHITNEY

Summary Income Statement ($ in millions, except for per share data)

			Change					Change
4Q22	3Q22	4Q21	LQ	Prior Year		YTD 2022	YTD 2021	Y-O-Y
298.1	282.9	231.9	15.2	66.2	Net Interest Income (TE)	1,060.4	944.4	116.0
2.5	1.4	(28.4)	1.1	30.9	Provision for Credit Losses	(28.4)	(77.5)	49.1
77.1	85.3	89.6	(8.2)	(12.5)	Noninterest Income	331.5	364.3	(32.8)
190.2	193.5	182.5	(3.3)	7.7	Noninterest Expense	750.7	807.0	(56.3)
179.9	170.7	164.8	9.2	15.1	Income before Income Tax	659.2	568.1	91.1
36.1	35.3	27.1	0.8	9.0	Income Tax Expense	135.1	104.8	30.3
143.8	135.4	137.7	8.4	6.1	Net Income	524.1	463.2	60.9
185.0	174.7	134.2	10.3	50.8	Operating PPNR (TE)*	641.1	537.6	103.6

143.8	135.4	137.7	8.4	6.1	Net Income	524.1	463.2	60.9
(1.8)	(2.0)	(2.5)	0.2	0.7	Net Income allocated to participating securities	(7.6)	(9.1)	1.5
142.0	133.4	135.2	8.6	6.8	Net Income available to common shareholders	516.5	454.1	62.4
86.2	86.0	87.1	0.2	(0.9)	Weighted average common shares – diluted (millions)	86.4	87.0	(0.6)
1.65	1.55	1.55	0.10	0.10	EPS	5.98	5.22	0.76

3.68%	3.54%	2.80%	14 bps	88 bps	NIM	3.26%	2.95%	31 bps
1.65%	1.56%	1.53%	9 bps	12 bps	ROA	1.49%	1.32%	17 bps
17.67%	15.77%	15.00%	190 bps	267 bps	ROE	15.39%	13.07%	232 bps
49.81%	51.62%	56.57%	-181 bps	-676 bps	Efficiency Ratio	52.93%	57.29%	-436 bps

*Non-GAAP measure: see slide 25 for non-GAAP reconciliation

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HANCOCK WHITNEY

Summary Balance Sheet ($ in millions) 4Q22 includes $38.8 million, 3Q22 includes $75.7 million and 4Q21 includes $531.1 million in PPP loans, net 4Q22 includes $53.9 million, 3Q22 includes $108.9 million and 4Q21 includes $708.4 million in average PPP loans, net; YTD 2022 includes $204.8 million and YTD 2021 includes $1.5 billion in average PPP loans, net Average securities excludes unrealized gain/(loss) Summary Balance Sheet ($ in millions) 4Q20 and YTD 2020 include $2.0 billion and 3Q20 included $2.3 billion in PPP loans, net Average securities excludes unrealized gain /(loss)       Change       4Q20 3Q20 4Q19 LQ PY Line Item YTD 2020 YTD 2019 Y-o-Y           EOP Balance Sheet       $21,789.9 $22,240.2 $21,212.8 ($450.3) $577.1 Loans (1) $21,789.9 $21,212.8 $577.1 7,356.5 7,056.3 6,243.3 300.2 1,113.2 Securities 7,356.5 6,243.3 1,113.2 30,616.3 30,179.1 27,622.2 437.2 2,994.1 Earning Assets 30,616.3 27,622.2 2,994.1 33,638.6 33,193.3 30,600.8 445.3 3,037.8 Total assets 33,638.6 30,600.8 3,037.8                   $27,698.0 $27,030.7 $23,803.6 $667.3 $3,894.4 Deposits $27,698.0 $23,803.6 $3,894.4 1,667.5 1,906.9 2,714.9 (239.4) (1,047.4) Short-term borrowings 1,667.5 2,714.9 (1,047.4) 30,199.6 29,817.7 27,133.1 381.9 3,066.5 Total Liabilities 30,199.6 27,133.1 3,066.5 3,439.0 3,375.6 3,467.7 63.4 (28.7) Stockholders' Equity 3,439.0 3,467.7 (28.7)                             Avg Balance Sheet       $22,065.7 $22,407.8 $21,037.9 ($342.1) $1,027.8 Loans $22,166.5 $20,380.0 $1,786.5 6,921.1 6,389.2 6,201.6 531.9 719.5 Securities (2) 6,398.7 5,864.2 534.5 29,875.5 29,412.3 27,441.5 463.2 2,434.0 Average earning assets 29,235.3 26,476.9 2,758.4 33,067.5 32,685.4 30,343.3 382.1 2,724.2 Total assets 32,391.0 29,125.4 3,265.6                   $27,040.4 $26,763.8 $23,848.4 $276.6 $3,192.0 Deposits $26,212.3 $23,299.3 $2,913.0 1,779.5 1,733.3 2,393.4 46.2 (613.9) Short-term borrowings 1,978.2 1,942.1 36.1 29,660.8 29,333.8 26,869.6 327.0 2,791.2 Total Liabilities 28,957.9 25,822.8 3,135.1 3,406.6 3,351.6 3,473.7 55.0 (67.1) Stockholders' Equity 3,433.1 3,302.7 130.4 3.99% 3.95% 4.69% 4 bps -70 bps Loan Yield 4.13% 4.81% -68 bps 2.23% 2.31% 2.56% -8 bps -33 bps Securities Yield 2.38% 2.62% -24 bps 0.31% 0.39% 1.11% -8 bps -80 bps Cost of IB Deposits 0.57% 1.25% -68 bps 79% 82% 89% -361 bps -1045 bps Loan/Deposit Ratio (Period End) 79% 89% -1045 bps CHANCOCK WHITNEY 26       Change Change 4Q22 3Q22 4Q21 LQ Prior Year YTD 2022 YTD 2021 Y-O-Y           EOP Balance Sheet 23,114.0 22,585.6 21,134.2 528.4 1,979.8 Loans (1) 23,114.0 21,134.2 1,979.8 8,408.5 8,333.2 8,552.4 75.3 (143.9) Securities 8,408.5 8,552.4 (143.9) 31,873.0 31,213.4 33,610.4 659.6 (1,737.4) Earning Assets 31,873.0 33,610.4 (1,737.4) 35,183.8 34,567.2 36,531.2 616.6 (1,347.4) Total Assets 35,183.8 36,531.2 (1,347.4)                   29,070.3 28,951.3 30,465.9 119.0 (1,395.6) Deposits 29,070.3 30,465.9 (1,395.6) 1,871.3 1,543.0 1,665.1 328.3 206.2 Short-term borrowings 1,871.3 1,665.1 206.2 31,841.2 31,386.8 32,860.9 454.4 (1,019.5) Total Liabilities 31,841.2 32,860.9 (1,019.7) 3,342.6 3,180.4 3,670.4 162.2 (327.8) Stockholders' Equity 3,342.6 3,670.4 (327.8)                             Avg Balance Sheet       22,723.2 22,138.7 20,770.1 584.5 1,953.1 Loans (2) 21,915.4 21,207.9 707.5 9,200.5 9,177.5 8,378.3 23.0 822.2 Securities (3) 9,013.1 8,105.8 907.3 32,244.7 31,783.8 32,913.7 460.9 (669.0) Average earning assets 32,498.2 32,060.9 437.3 34,498.9 34,377.8 35,829.0 121.1 (1,330.1) Total Assets 35,059.2 35,075.4 (16.2)                   28,816.3 29,180.6 29,750.7 (364.3) (934.4) Deposits 29,497.5 29,093.7 403.8 1,575.8 950.6 1,691.6 625.2 (115.8) Short-term borrowings 1,358.7 1,663.2 (304.5) 31,270.2 30,972.3 32,187.0 297.9 (916.8) Total Liabilities 31,654.0 31,530.1 123.8 3,228.7 3,405.5 3,642.0 (176.8) (413.3) Stockholders' Equity 3,405.2 3,545.3 (140.1)                   5.12% 4.49% 3.83% 63 bps 129 bps Loan Yield 4.32% 3.92% 40 bps 2.29% 2.17% 1.86% 12 bps 43 bps Securities Yield 2.11% 1.92% 19 bps 0.96% 0.36% 0.12% 60 bps 84 bps Cost of IB Deposits 0.38% 0.17% 21 bps 79.51% 78.01% 69.37% 150 bps 1014 bps Loan/Deposit Ratio (EOP) 79.51% 69.37% 1014 bps

Operating Results *Non-GAAP measure: see slide 25 for non-GAAP reconciliation   4Q21 1Q22 2Q22 3Q22 4Q22 Operating PPNR (TE)* ($000) 134,152 134,501 146,873 174,745 185,026 Net Interest Income (TE) ($000) 231,931 231,008 248,317 282,910 298,116 Net Interest Margin (TE) 2.80% 2.81% 3.04% 3.54% 3.68% Operating Noninterest Income* ($000) 86,012 83,432 85,653 85,337 77,064 Operating Expense* ($000) 183,791 179,939 187,097 193,502 190,154 Efficiency Ratio 56.57% 56.03% 54.95% 51.62% 49.81% Results *Non-GAAP measures. See slides 29-31 for non-GAAP reconciliations   4Q19 1Q20 2Q20 3Q20 4Q20 Operating PPNR (TE)* ($000) 125,660 115,688 118,518 126,346 130,607 Net Interest Income (TE)* ($000) 236,736 234,636 241,114 238,372 241,401 Net Interest Margin (TE)* 3.43% 3.41% 3.23% 3.23% 3.22% Noninterest Income ($000) 82,924 84,387 73,943 83,748 82,350 Operating Expense* ($000) 194,000 203,335 196,539 195,774 193,144 Efficiency Ratio* 58.88% 62.06% 60.74% 59.29% 58.23% CHANCOCK WHITNEY 27

Balance Sheet Summary   4Q21 1Q22 2Q22 3Q22 4Q22 Average Loans ($MM) 20,770 21,122 21,658 22,139 22,723 Average Total Securities ($MM) 8,378 8,688 8,979 9,177 9,201 Average Deposits ($MM) 29,751 30,030 29,980 29,181 28,816 Loan Yield (TE) 3.83% 3.72% 3.86% 4.49% 5.12% Cost of Deposits 0.06% 0.05% 0.07% 0.18% 0.50% Tangible Common Equity Ratio 7.71% 7.15% 7.21% 6.73% 7.09% Balance Sheet Summary   4Q19 1Q20 2Q20 3Q20 4Q20 Average Loans ($MM) 21,038 21,234 22,957 22,408 22,066 Average Total Securities ($MM) 6,202 6,149 6,130 6,389 6,921 Average Deposits ($MM) 23,848 24,327 26,703 26,764 27,040 Loan Yield (TE) 4.69% 4.56% 4.04% 3.95% 3.99% Cost of Interest Bearing Deposits 1.11% 1.01% 0.58% 0.39% 0.31% Tangible Common Equity Ratio 8.45% 8.00% 7.33% 7.53% 7.64% CHANCOCK WHITNEY 28

Operating Revenue (TE), Operating PPNR (TE) Reconciliation   Three Months Ended Twelve Months Ended (in thousands) 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 12/31/2022 12/31/2021 Net interest income $295,501 $280,307 $245,732 $228,463 $229,296 $1,050,003 $933,235 Noninterest income 77,064 85,337 85,653 83,432 89,612 331,486 364,334 Total revenue $372,565 $365,644 $331,385 $311,895 $318,908 $1,381,489 $1,297,569 Taxable equivalent adjustment 2,615 2,603 2,585 2,545 2,635 10,348 11,179 Nonoperating revenue — — — — (3,600) — (10,976) Operating revenue (TE) $375,180 $368,247 $333,970 $314,440 $317,943 $1,391,837 $1,297,772 Noninterest expense (190,154) (193,502) (187,097) (179,939) (182,462) (750,692) (807,007) Nonoperating expense — — — — (1,329) — 46,873 Operating expense (190,154) (193,502) (187,097) (179,939) (183,791) (750,692) (760,134) Operating pre-provision net revenue (TE) $185,026 $174,745 $146,873 $134,501 $134,152 $641,145 $537,638 Total Revenue (TE), Operating PPNR (TE) Reconciliations Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.   Three Months Ended (in thousands) 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Net interest income $238,286 $235,183 $237,866 $231,188 $233,156 Noninterest income 82,350 83,748 73,943 84,387 82,924 Total revenue $320,636 $318,931 $311,809 $315,575 $316,080 Taxable equivalent adjustment 3,115 3,189 3,248 3,448 3,580 Total revenue (TE) $323,751 $322,120 $315,057 $319,023 $319,660 Noninterest expense (193,144) (195,774) (196,539) (203,335) (197,856) Nonoperating expense — — — — 3,856 Operating pre-provision net revenue $130,607 $126,346 $118,518 $115,688 $125,660 CHANCOCK WHITNEY 31 Taxable equivalent (TE) amounts are calculated using a federal tax rate of 21% Three Months Ended Twelve Months Ended (in thousands) 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 12/31/2022 12/31/2021 Nonoperating Income     Gain from hurricane-related insurance settlement $ — $ — $ — $ — $3,600 $ — $3,600 Gain on sale of Hancock Horizon Funds — — — — — — 4,576 Gain on sale of Mastercard Class B common stock — — — — — — 2,800 Nonoperating Expense               Efficiency initiatives — — — — (649) — 38,296 Hurricane related expenses (680) 4,412 Loss on redemption of subordinated notes — — — — — — 4,165 Total Nonoperating (income)/expense items, net $ — $ — $ — $ — ($4,929) $ — $35,897 Nonoperating Items As of January 1, 2022, the company has determined it will no longer include in "nonoperating" items any immaterial results from storm-related expenses and income items

Tangible Common Equity Ratio Excl. AOCI Reconciliation   Three Months Ended Twelve Months Ended (in thousands) 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 12/31/2022 12/31/2021 End of period balance sheet: Total common stockholders’ equity $3,342,628 $3,180,439 $3,349,723 $3,450,951 $3,670,352 $3,342,628 $3,670,352 Goodwill and other intangible assets 911,646 914,917 918,345 921,932 925,679 911,646 925,679 Tangible common equity 2,430,982 2,265,522 2,431,378 2,529,019 2,744,673 2,430,982 2,744,673 AOCI in tangible common equity (772,182) (812,781) (527,177) (359,276) (53,935) (772,182) (53,935) Tangible common equity less AOCI $3,203,164 $3,078,303 $2,958,555 $2,888,295 $2,798,608 $3,203,164 $2,798,608 Total assets $35,183,825 $34,567,242 $34,637,525 $36,317,291 $36,531,205 $35,183,825 $36,531,205 Goodwill and other intangible assets 911,646 914,917 918,345 921,932 925,679 911,646 925,679 Tangible assets $34,272,179 $33,652,325 $33,719,180 $35,395,359 $35,605,526 $34,272,179 $35,605,526 AOCI in tangible assets (673,473) (698,485) (483,691) (336,863) (82,563) (673,473) (82,563) Tangible assets less effect of AOCI $34,945,652 $34,350,810 $34,202,871 $35,732,222 $35,688,089 $34,945,652 $35,688,089 Tangible common equity ratio 7.09% 6.73% 7.21% 7.15% 7.71% 7.09% 7.71% Tangible common equity ratio excluding AOCI 9.17% 8.96% 8.65% 8.08% 7.84% 9.17% 7.84% Total Revenue (TE), Operating PPNR (TE) Reconciliations Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.   Three Months Ended (in thousands) 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Net interest income $238,286 $235,183 $237,866 $231,188 $233,156 Noninterest income 82,350 83,748 73,943 84,387 82,924 Total revenue $320,636 $318,931 $311,809 $315,575 $316,080 Taxable equivalent adjustment 3,115 3,189 3,248 3,448 3,580 Total revenue (TE) $323,751 $322,120 $315,057 $319,023 $319,660 Noninterest expense (193,144) (195,774) (196,539) (203,335) (197,856) Nonoperating expense — — — — 3,856 Operating pre-provision net revenue $130,607 $126,346 $118,518 $115,688 $125,660 CHANCOCK WHITNEY 31 Three Months Ended Twelve Months Ended (in thousands) 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 12/31/2022 12/31/2021 Net income $143,787 $135,389 $121,435 $123,478 $137,743 $524,089 $463,215 Average balance sheet: Total common stockholders’ equity $ 3,228,667 $3,405,463 $3,383,789 $3,607,061 $3,642,003 $3,405,206 $3,545,255 Goodwill and other intangible assets 913,223 916,582 920,080 923,752 927,571 918,376 933,701 Tangible common equity 2,315,444 2,488,881 2,463,709 2,683,309 2,714,432 2,486,830 2,611,554 AOCI in equity  (815,261) (518,480) (446,889) (142,283) (20,307) (482,676) 18,927 Equity excluding average AOCI $3,130,705 $3,007,361 $2,910,598 $2,825,592 $2,734,739 $2,969,506 $2,592,627 Return of tangible common equity 24.64% 21.58% 19.77% 18.66% 20.13% 21.07% 17.74% Return of tangible common equity excluding AOCI 18.22% 17.86% 16.73% 17.72% 19.98% 17.65% 17.87% Return on Tangible Common Equity Excl. AOCI Reconciliation

Paycheck Protection Program (PPP) Loans Under the original and extended Paycheck Protection Programs (PPP), the company originated more than 20,000 loans totaling $3.3 billion; $38.8 million in loans outstanding at December 31, 2022 During 4Q22, $37.0 million in PPP loans were forgiven Expect continued slowdown in remaining forgiveness No unamortized fees remaining as of December 31, 2022   Quarterly Impact $ in millions except per share data EOP PPP Net Income PPNR Fees Amortized NIM EPS 2Q20 $2,287 $12.8 $16.2 $13.0 0.05% $0.15 3Q20 2,324 15.3 19.3 17.0 0.06% 0.17 4Q20 2,005 14.7 18.6 15.7 0.05% 0.17 1Q21 2,346 14.3 18.2 14.2 0.04% 0.16 2Q21 1,418 15.8 20.0 16.9 0.09% 0.18 3Q21 935 11.9 15.3 14.4 0.11% 0.13 4Q21 531 8.4 10.9 10.3 0.09% 0.09 1Q22 335 3.7 4.8 4.3 0.03% 0.04 2Q22 151 2.6 3.4 1.8 0.01% 0.03 3Q22 76 1.0 1.3 1.0 0.01% 0.01 4Q22 39 0.2 0.3 0.2 0.00% 0.00 West 25% Central 39% East 36% HNCOCK WHITNEY 7

Loan Portfolio Composition As of December 31, 2022 HNCOCK WHITNEY 10 Total Loans Outstanding % of Total Loans Commitment ($s in millions) Commercial non-RE $7,798 33.7% $13,429 CRE - owner 2,572 11.1% 2,719 CRE - income producing (ICRE) 2,981 12.9% 3,161 C&D 1,607 7.0% 3,702 Healthcare 2,082 9.0% 2,520 Equipment Finance 1,123 4.9% 1,123 Energy 243 1.1% 356 PPP 39 0.2% 39 Total Commercial 18,445 79.8% 27,049 Mortgage 3,092 13.4% 3,101 Consumer 1,461 6.3% 3,418 Indirect 116 0.5% 116 Grand Total $23,114 100.0% $33,684         For Information Purposes Only (included in categories above)       Retail $1,998 8.6% $2,382 Hospitality $1,123 4.9% $1,315 Office - owner $809 3.5% $848 Office - income producing (ICRE) $852 3.7% $892

Current Hedge Positions Cash Flow (CF) Hedges Receive 232 bps versus paying 1m LIBOR/SOFR on $2.1 billion $500 million of CF hedges terminated in 3Q21 will provide NII support of $7.9 million through 1Q24 No additional CF hedges were terminated in 4Q22 Total Termination Value on remaining active CF Hedges is approximately ($113) million as of 12/31/22 $150 million of existing CF hedges will mature in 1Q23 Fair Value (FV) Hedges $783 million in securities are hedged with $716 million of FV hedges Duration (Market Price Risk) reduced from approximately 7.4 to 3.3 on hedged securities Terminated $219 million in FV hedges in 4Q22 at a gain of $16.6 million (will be recognized as a book value adjustment and will increase the asset yield on the underlying assets by 1.07%) Current Termination Value of FV hedges is approximately $43.5 million at 12/31/2022 FV hedges become fully effective beginning November 2024 through July 2026; at that point we pay fixed 1.68% and receive the fed fund effective rate (resulting in these bonds being a variable rate of FF plus 40 bps) When FV hedges are terminated, the value of each hedge is an adjustment to the book value of the underlying security; thereby changing its current book yield and extending its duration

Fourth Quarter 2022 Earnings Conference Call 1/17/2023 HANCOCK WHITNEY